New
+IMPROVED!
Pinnacle
Aunt Jemima
Frozen Breakfast
ARMOUR
BIRDS EYE
Celeste
Duncan Hines
HUNGRY-MAN
Lender's
LOG CABIN
Mrs. Butter-worth's
Mrs. Paul's
CRUNCHY FISH STICKS
OPEN PIT
BIRDS EYE
Steamfresh
Fresh Frozen Vegetables
Van de Kamp's
Crunchy Fish Sticks
vlasic
BIRDS EYE
Voila!

Pinnacle
FOODS FINANCE LLC

Pinnacle Foods Finance LLC Barclays Capital 2010 High Yield Bond & Syndicated Loan Conference March 25, 2010 Exhibit 99.1

Disclosures
Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved or whether such performance or results will ever be achieved. Forward-
looking information is based on information available at the time and management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements.
Forward-looking statements speak only as of the date the statements are made. Pinnacle Foods Finance LLC (“Pinnacle Foods,” “Pinnacle” or the
“Company”) assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information except to the extent required by applicable securities laws. If the Company does update one or more forward-looking statements, no inference should be drawn that the
Company will make additional updates with respect thereto or with respect to other forward-looking statements.
SEC rules regulate the use of “non-GAAP financial measures” in public disclosures, such as “EBITDA” and “Consolidated EBITDA”, that are derived on the basis of methodologies other than in accordance with generally accepted accounting principles, or “GAAP”. These rules govern the manner in which non-GAAP financial measures may be publicly presented and prohibit in all filings with the SEC, among other things:
exclusion of charges or liabilities that require, or will require, cash settlement or would have required cash settlement, absent an ability to settle in another manner, from a non-GAAP financial measure; and
adjustment of a non-GAAP financial measure to eliminate or smooth items identified as non-recurring, infrequent or unusual, when the nature of the charge or gain is such that it has occurred in the past two years or is reasonably likely to recur within the next two years.
We have included non-GAAP financial measures in this presentation, including EBITDA, Consolidated EBITDA and “Inventory (excluding certain items)” that may not comply with the SEC rules governing the presentation of non-GAAP financial measures. In addition, our measurements of Consolidated EBITDA are based on definitions of
EBITDA included in the indentures governing the Company’s existing senior notes and senior subordinated notes and our senior credit facilities and, as a result, may not be comparable to those of other companies.
For a presentation of net earnings as calculated under GAAP and a reconciliation to our EBITDA and Consolidated EBITDA, later in this presentation.

New & Improved!

Pinnacle FOODS FINANCE LLC + BIRDS EYE FOODS

Pinnacle FOODS FINANCE LLC

Ideal Addition to the
Pinnacle Portfolio
Iconic brand with #1 market
position in $2.3B frozen
vegetable category
Products well aligned with
current consumer
preferences: health &
nutrition, quality and
convenience
Successful history of
innovation and new product
development
Improves Operating
Capabilities of
Both Businesses
Combination results in
diversified scale player with
leading EBITDA margins
among peer group
Combined portfolio
enhances retail coverage,
especially within frozen food
segment
Specialty food group
complementary to
Pinnacle’s baking and
canned meat businesses
Achievable
Integration / Synergies
The combination will deliver
strong synergies
Similar business lines, sales
coverage, and information
systems enhance integration

DRY RETAIL: $781

Snacks and Enhancers: $359

Baking,Toppings and Fillings: $282

Canned Meat and Beans: $140

FROZEN RETAIL: $475

Frozen Meals and Entrees: $475

OTHER: $387

DRY RETAIL: $202

Snacks and Enhancers: $96

Baking, Toppings and Fillings: $54

Canned Meat and Beans: $53

FROZEN RETAIL: $622

Frozen Vegetables and Sides: $494

Frozen Meals and Entrees: $129

OTHER: $81

DRY RETAIL: 39% / $983

Snacks and Enhancers: $455

Baking,Toppings and Fillings: $336

Canned Meat and Beans: $193

FROZEN RETAIL: 43% / $1,097

Frozen Vegetables and Sides: $494

Frozen Meals and Entrees: $604

OTHER: 18% / $468

Combination Delivers Balanced, Complementary Portfolio
that Provides Diversity and Stability
1. Baking, Toppings, and Fillings include Duncan Hines, Comstock and Wilderness. Snacks and Enhancers includes Vlasic, Mrs. Butterworth’s, Log Cabin, Country Kitchen, Open Pit, Snyders of Berlin, Tim’s
Cascade, and Bernstein’s. Canned Meat and Beans includes Armour, Brooks and Nalley. Frozen Meals and Entrees includes Hungry-Man, Aunt Jemima, Birds Eye Voila!, Birds Eye Steamfresh meals, Van de
Kamp’s, Mrs. Paul’s, Celeste, Lender’s and Swanson. Frozen Vegetables and Sides includes Birds Eye and Birds Eye Steamfresh vegetables. Other includes Foodservice, Private Label, Canada, Industrial Frozen
and Other Brands. The above brands are registered trademarks or used under license.
($s in millions)
Birds Eye 2009 Net Sales: $905
Pinnacle 2009 Net Sales: $1,643
Pro Forma Combined 2009 Net Sales
1
: $2,548

…and Creates a New Mid-Cap Food Company
Mid-cap Small-cap
EBITDA
Pinnacle
&
Birdseye
Pinnacle
Stand
Alone
Birds Eye
Stand
Alone
Company
A
Company
B
Company
C
Company
D
Company
E
Company
F
Company
G
Company
H
Company
I
Company
J
Company
K
Company
L

To become a leading publicly-owned food company by creating a compelling investment opportunity through the strength of our brands and people.

Strategic Summary
Become a leading publicly-owned food company by creating a compelling investment opportunity through the strength of our brands and people.
Objective
Our Seven Key Strategies
1 2 3 4 5 6 7
Growth Platform
People
Platform
Productivity Platform
Maximize
the value of
our Brands
Integrate
Birds Eye
Win at retail
Enhance our
corporate
reputation
Generate
productivity
for
reinvestment
Conquer
complexity
Build a high
performing
team
Brand
Portfolio
Review
Integration
Status
Productivity
Update

Birds Eye Steamfresh

Vlasic

Duncan Hines

Aunt Jemima Frozen Breakfast

Celeste

Van de Kamp's Mrs. Paul's

Birds Eye Voila!

Aunt Jemima Frozen Breakfast

Log Cabin Mrs. Butterworth's

Armour

Lender's

Hungry-Man Swanson

Pinnacle Foods Finance LLC

Iconic, Leading Brand Equities
(52-Weeks Ending February 2010)
1. Aunt Jemima holds #1 share in frozen pancakes and French toast.
2. Combined market position among branded players.
3. Birds Eye Voila! holds the #1 market position in the value sub-segment of frozen complete bagged meals.
4. Armour holds #1 market position in the Vienna sausage, potted meat and sliced beef segments.
Category Segments Major Brands
Category Size
($mm)
Market Position IRI Market Share
Frozen Vegetables
$2,325 #1 26.8
Shelf-Stable Pickles, Peppers and Relish $975 #1 18.9
Baking Mixes and Frostings $1,448 #2 17.7
Frozen Waffles, Pancakes and French Toast
1
$684 #2 12.4
Frozen Pizza-for-One $703 #2 10.1
Frozen Prepared Seafood
2
$620 #2 18.8
Frozen Complete Bagged Meals
3
$598 #2 15.4
Frozen Breakfast Entrées / Savory Handhelds $740 #2 9.8
Table Syrups
2
$480 #2 19.5
Canned Meat
4
$1,182 #2 7.5
Bagels $652 #3 8.7
Single-Serve Frozen Dinners and Entrées
2
$1,981 #4 10.0
Pinnacle competes in attractive growing categories and holds the #1 or #2 market position in 10 of the 12 major category segments

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CMO Network

America's Most Loved Spokescreatures

Dorothy Pomerantz and Lacey Rose 03.18.10, 6:00 PM ET

In Pictures: America's Most Loved Spokescreatures

4. Mrs. Butterworth

In Pictures: America's Most Loved Spokescreatures

Aunt Jemima
Original

5. Aunt Jemima (tie)

Pinnacle

Mrs. Butterworth’s #4 and Aunt Jemima #5 on
Forbes’ “America’s Most Loved Spokescreatures” List
Forbes America’s Most Loved Spokescreatures
Rank Spokescreature
1 M&Ms
2 Pillsbury Doughboy
3 Tony the Tiger
4 Mrs. Butterworth’s
5 Aunt Jemima / Geico Gecko (tie)
6 --
7 AFLAC Duck
8 Snap, Crackle & Pop
9 Colonel Sanders
10 Kool-Aid Man / Nesquik Bunny (tie)

HUNGRY-MAN
Classic Fried Chicken
HUNGRY-MAN
HUNGRY-MAN
PUB FAVORITES
LOG CABIN
ALL NATURAL
Aunt Jemima
NEW!
CONFETTI PANCAKES
Voila!
Duncan Hines
Chocolate Lover's Brownies
WALNUT
Duncan Hines
California Walnut
DECADENT
Mrs. Paul's
CRUNCHY FISH STICKS
Van de Kamp's
Crunchy Fish Sticks
LOG CABIN
Original
Duncan Hines
Triple Chocolate Chunk
BIRDS EYE
Steamfresh
NEW!
LIGHTLY SAUCED
BIRDS EYE
Steamfresh
NEW!

Pinnacle

Brand Renovation and Innovation are Important Growth Drivers Updated Packaging Product Improvements Seafood: Whole Fish Fillets Log Cabin: No HFCS Duncan Hines: Whole Grain Muffins New Products

Birds Eye Integration Effort is Tightly Managed by a Steering
Committee, Program Office and 18 Functional Taskforce Leaders
Program Office
Steering Committee
Cash Management (Cash In)
Financial Controls / Shared Services
(Cash Out)
Customer Service / Order Entry
Facilities and Office Space
Resolving Corporate Legal Matters
Day 1 Org (Retention, Relocation,
etc.)
Payroll & Benefits
Organizational Design (ORG
Design, Culture, G&A Synergies)
Internal and External
Communications
IT Systems
Logistics / Distribution
Procurement
Sales Process / Brokerage
Synergies
S&OP
Marketing Strategy
Trade Spend / Sales Promotion
Manufacturing
R&D / QA / New Products
1
2
3
4
5
6
7
13
12
11
10
9
8
14
15
16
17
18

We are On Track to Achieve Planned Synergies
Significant Identified Synergies
Expect to achieve a minimum of
$45 million of annual cost savings
Requires incremental ~$26 million
of one-time costs and $3 million of
one-time capex to achieve
Synergies achieved through
elimination of duplicative functions,
procurement savings and optimization
of combined distribution network
Actions to achieve full synergy run rate
will be implemented in the first half,
with half the annual savings realized in
2010 and the full annual savings
realized in 2011
Synergy Overview
Total Synergies = $45 million
SG&A 51%
Procurement
27%
Logistics 22%

Accelerating Productivity Initiatives
$40 – 50 Million
Opportunity
Product Design Product Design
Product Design
Logistics
Logistics
Logistics
Manufacturing
Manufacturing
Manufacturing
Purchasing
Purchasing
Purchasing
2008 2009 2010 Target
Targeting $40-$50 million per year
(3.5% 4.0% of costs of products sold)
Productivity and pricing actions designed to
partially offset commodity increases
Structured, multi-functional
team and process in place
Multi-year capital investment to
accelerate productivity

New & Improved!

Pinnacle

FOODS FINANCE LLC

Mrs. Paul's
BIRDS EYE
COMSTOCK
Mrs. Butter-worth's
Vlasic
HUNGRY-MAN
Steamfresh
ARMOUR Potted Meat
Duncan Hines
Celeste
Van de Kamp's
WILDERNESS
Voila!
LOG CABIN
Pinnacle
Pinnacle
Pinnacle

2009 Financials

2009 Performance
($s in millions) Fiscal 2007 Fiscal 2008 Fiscal 2009
Net Sales $1,515 $1,556 $1,643
% Change from Year Prior 2.9% 2.8% 5.6%
Consolidated EBITDA
(Excluding Birds Eye and net cost savings projected to be realized) $  232 $  223 $  248
% Change from Year Prior 10.3% -3.7% 11.2%
% Net Sales 15.3% 14.3% 15.1%
Consolidated EBITDA
(per Senior Credit Facility and Bond Indentures) $  242 $  232 $  472

Adjusted EBITDA Reconciliation
($s in millions) Fiscal 2007 Fiscal 2008 Fiscal 2009
Net earnings (loss), as reported and as calculated under GAAP $   (115) $   (29) $   303
Provision (benefit) for taxes based on income 31 27 (278)
Consolidated interest expense 162 153 121
EBIT, as reported 78 151 146
Consolidated depreciation and amortization expense 56 63 65
EBITDA 134 214 211
Adjustments per Senior Credit Facility and Bond Indentures
Non-cash items 43 4 5
Non-recurring items 52 3 30
Other adjustment items 3 3 2
Consolidated EBITDA (before acquired EBITDA and net cost savings
projected to be realized) $   232 $   223 $   248
Net cost savings projected to be realized as a result of initiatives taken 11 9 12
Acquired EBITDA – Birds Eye acquisition (including variable contribution from brands no longer being offered) 167
Estimated synergies associated with the Birds Eye acquisition 45
Consolidated EBITDA (per Senior Credit Facility and Bond Indentures) $   242 $   232 $    472

Strong Cash Flow Aided by Significant Tax Benefits
Diversified portfolio in stable
industry
Lower cash interest expense
Significant tax assets which will
result in minimal cash taxes
over next several years
Continued focus on improving
working capital efficiency
* Free cash flow defined as Bank Adjusted EBITDA less cash interest, cash taxes, capital expenditures and change in working capital.
Generated
$87 million
free cash flow*
in 2009

2009 Debt Structure
($s in millions) December 2009
Revolving Credit Facility $       --
Term Loan 2,072
Senior Notes 625
Senior Subordinated Notes 199
Other Debt 5
Total Debt 2,901
Cash (60)
Total Net Debt 2,841
Total Leverage Ratio (per Senior Credit Facility and
Bond Indentures) 6.0

New
+IMPROVED!
Pinnacle
Aunt Jemima
Frozen Breakfast
ARMOUR
BIRDS EYE
Celeste
Duncan Hines
HUNGRY-MAN
Lender's
LOG CABIN
Mrs. Butter-worth's
Mrs. Paul's
CRUNCHY FISH STICKS
OPEN PIT
BIRDS EYE
Steamfresh
Fresh Frozen Vegetables
Van de Kamp's
Crunchy Fish Sticks
vlasic
BIRDS EYE
Voila!

Food for Thought: Strong 2009 Financial Results Acquisition of Birds Eye Strengthens Company Integration Progressing Well Executing Focused Go Forward Strategy